                                                                    EXHIBIT 4.2




                             [FRONT OF CERTIFICATE]


  NUMBER                       [TELEMATE.NET LOGO]                      SHARES
TMNT                        TELEMATE.NET SOFTWARE, INC.



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
COMMON STOCK                                                                                 SEE REVERSE FOR
$0.01 PAR VALUE            INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA            CERTAIN DEFINITIONS


                                                                                             CUSIP 87943L 10 0
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THIS CERTIFIES THAT                        [SPECIMEN]
                    -----------------------------------------------------------
IS THE OWNER OF
                ---------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                          TELEMATE.NET SOFTWARE, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile signatures of its duly authorized officers and facsimile of its corporate seal.

Dated:

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
/s/ Richard J. Post                                     /s/ Richard L. Mauro
-----------------------  [Telemate.Net Software, Inc.   -----------------------------
Secretary                CORPORATE SEAL                 President and Chief Executive
                         GEORGIA]                       Officer
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COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

BY
  ------------------------------------
         AUTHORIZED SIGNATURE

                             [BACK OF CERTIFICATE]


                          TELEMATE.NET SOFTWARE, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM    -  as tenants in common                     UNIF GIFT MIN ACT -   ________ Custodian _________
    TEN ENT    -  as tenants by the entireties                                   (Cust)                (Minor)
    JT TEN     - as joint tenants with the right                                 under  the  Uniform  Gifts to
                 of survivorship and not as                                      Minors Act _________________
                 tenants in common                                                                (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, ______________________________________________ hereby sell, assign and transfer unto _________________[please insert social security or other identifying number of assignee]


------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------

________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

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
Dated
      -----------                             -------------------------------------------------------
                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                              EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                              ANY CHANGE WHATEVER.




                    SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                              GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                              AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                              MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                              MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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